IndexEdge® Long-Term Portfolio Fund

Supplement to the Prospectus dated November 1, 2008

          The IndexEdge Long-Term Portfolio Fund (the “Fund”) has liquidated and has ceased operations. The Fund is closed and shares of the Fund are no longer available for purchase or exchange.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Supplement dated December 8, 2009